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                                                                  EXHIBIT 10.11


FORM OF TRADEMARK SECURITY AGREEMENT, DATED AS OF SEPTEMBER 7, 1999, AMONG AND SIGNED ON SEPTEMBER 14, 2000, BY FIRST UNION NATIONAL BANK, AND:

Veridian Corporation

Veridian ERIM International, Inc.

Pacific-Sierra Research Corporation


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                         TRADEMARK SECURITY AGREEMENT


         WHEREAS, Veridian Corporation, a corporation organized under the laws of Delaware ("Grantor"), owns the trademarks and the trademark registrations and trademark applications listed on Schedule 1 annexed hereto, and is a party to the trademark licenses listed on Schedule 1 annexed hereto; and

         WHEREAS, pursuant to an Amended and Restated Credit Agreement (as amended, restated and otherwise modified, the "Credit Agreement") of even date herewith among Grantor, as Borrower, such Lenders party thereto (collectively, the "Lenders"), First Union National Bank, as administrative agent (the "Administrative Agent") and Bank of America, N.A., as Syndication Agent, the Lenders have agreed to extend certain credit facilities to Grantor on the terms and conditions more particularly described in the Credit Agreement; and

         WHEREAS, pursuant to the terms of the Security Agreement and other Security Documents dated September 7, 1999 by and between the Administrative Agent and Grantor (collectively referred to as the "Security Documents"), as reaffirmed by the Reaffirmation of Documents dated of even date herewith by and among the Administrative Agent, the Grantor and certain other subsidiaries of the Grantor (as said agreement may be amended, restated or otherwise modified from time to time, the "Reaffirmation of Documents "), Grantor has granted to the Administrative Agent for the ratable benefit of itself and Lenders a security interest in certain of its assets, including all right, title and interest of the Grantor in, to and under all now owned and hereafter acquired Intellectual Property (as such term is defined in the Security Agreement) including trademarks, trademark registrations, trademark applications and trademark licenses, together with the goodwill of the business symbolized by the Grantor's trademarks, and all products and proceeds thereof, to secure the payment of all Obligations owing by the Borrower under the Credit Agreement and the other Loan Documents. All capitalized terms not otherwise defined herein have the respective meanings provided for in the Credit Agreement or the Security Documents;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to the Administrative Agent for the ratable benefit of itself and Lenders a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether now existing or hereafter created or acquired in order to secure the Obligations referred to herein:

                  (1) each trademark, trademark registration and trademark application, together with any reissues, continuations or extensions thereof including, without limitation, the trademarks, trademark registrations (together with any reissues, continuations or extensions thereof) and trademark applications referred to in
         Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each trademark, trademark registration and trademark application;

                                      2

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                  (2)      each trademark license and all of the goodwill of
         the business connected with the use of, and symbolized by, each trademark license; and

                  (3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any trademark or trademark registration including, without limitation, the trademarks and trademark registrations referred to in
         Schedule 1 annexed hereto, the trademark registrations issued with respect to the trademark applications referred to in Schedule 1 and the trademarks licensed under any trademark license, or (b) injury to the goodwill associated with any trademark, trademark registration or trademark licensed under any trademark license.

         This security interest is granted in conjunction with the security interests granted to the Administrative Agent pursuant to the Security Documents as reaffirmed by the Reaffirmation of Documents. Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Documents, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.


                           [Signature Pages Follow]


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         IN WITNESS WHEREOF, Grantor has caused this Trademark Security
Agreement to be duly executed by its duly authorized officer thereunto as of the _____ day of __________, 2000.


                                       VERIDIAN CORPORATION


                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------


                          [Signature Pages Continue]


[Trademark Security Agreement]

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Agreed and Accepted as of the
_____ day of  __________, 2000.



FIRST UNION NATIONAL BANK,
  as Administrative Agent

By:
   --------------------------------------------------
     Name:
          -------------------------------------------
     Title:
           ------------------------------------------


                           [Acknowledgment Follows]



[Trademark Security Agreement]

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                                ACKNOWLEDGMENT



STATE OF __________________

COUNTY OF ________________


         I, _____________________________, a Notary Public for said County and
State, do hereby certify that ____________________ personally appeared before me this day and stated that (s)he is _________________ of Veridian Corporation and acknowledged, on behalf of Veridian Corporation the due execution of the foregoing instrument.

         Witness my hand and official seal, this ____ day of __________, 2000.


                                            ------------------------------------
                                                               Notary Public

My commission expires:

----------------------



[Trademark Security Agreement]